File Nos. 33-4382 & 811-4626

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12



                               THE CASCADES TRUST
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice
Please Read Immediately

                                                                        Aquila
                                                              Group of Fundssm


                            Tax-Free Trust of Oregon
               380 Madison Avenue, Suite 2300, New York, NY 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                                on April 23, 2007


To Shareholders of the Trust:

     The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Tax-Free Trust of Oregon (the "Trust"), the only series of the Cascades Trust, will be held:

Place:           (a)      at the World Forestry Center
                          4033 SW Canyon Road
                          Portland, Oregon;

Time:            (b)      on Monday, April 23, 2007
                          at 2:00 p.m. Pacific Daylight Time;

Purposes:        (c)     for the following purposes:

                    (i) to elect eight Trustees; each Trustee elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected (Proposal No. 1);

                    (ii) to ratify (that is, to approve) or reject the selection of Tait, Weller & Baker LLP as the Trust's independent registered public accounting firm for the fiscal year ending September 30, 2007 (Proposal No. 2);

                    (iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who  Can Vote
What Shares: (d) To vote at the Meeting, you must have been a shareholder on the Trust's records at the close of business on January 25, 2007 (the "record date"). Also, the number of shares of each of the Trust's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                                            By order of the Board of Trustees,

                                            EDWARD M. W. HINES
                                            Secretary





March 12, 2007

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.



                            Tax-Free Trust of Oregon
                         380 Madison Avenue, Suite 2300,
                            New York, New York 10017

                                 Proxy Statement

                                  Introduction

     The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Trust of Oregon (the "Trust"), the only series of the Cascades Trust. The purpose of this Proxy Statement is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     The Trust's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Trust's founder, Aquila Management Corporation. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's Investment Sub-Adviser is FAF Advisors, Inc. (the "Sub-Adviser"), 555 S.W. Oak Street, Portland, Oregon 97204.

     A copy of the Trust's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

     This Notice and Proxy Statement are first being mailed on or about March 12, 2007.

     You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

         (1) Proxy Card

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         (2) Internet Voting

     To vote your shares by the Internet, please contact the Trust at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         (3) Telephone Voting

     To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided or contacting the Trust's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

     Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, and will therefore have the same effect as negative votes.

     The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of their shares. The Trust will pay these firms their out-of-pocket expenses for doing so.


     On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Trust's outstanding classes of shares was as follows: Class A Shares, $10.75; Class C Shares, $10.74; and Class Y Shares, $10.74. The meeting is expected to act only upon matters that affect the Trust as a whole: the election of Trustees and the selection of an independent registered public accounting firm. On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of shares of the Trust, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 32,638,967; Class C Shares, 2,808,872; and Class Y Shares, 4,196,567.

     On the record date, the following holders held 5% or more of a class of the Trust's outstanding shares. On the basis of information received from the institutional holders, the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.

 Name and address             Number of shares              Percent of class
 of the holder of record

Institutional 5% shareholders

Merrill, Lynch,
Pierce, Fenner &
Smith, Inc.,
4800 Deer Lake
Drive East,
Jacksonville, FL             300,369 Class C Shares           10.69%
                             278,865 Class Y Shares            6.65%


South Valley Bank and
  Trust
P.O. Box 1784
Medford, OR                   429,696 Class Y Shares          10.24%

Charles Schwab and Company
101 Montgomery Street
San Francisco, CA             412,047 Class Y Shares           9.82%



Additional 5% shareholders

     The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                              Election of Trustees
                                (Proposal No. 1)

     At the Meeting, eight Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.


     The following material includes information about each nominee and each officer of the Trust. All shares of the Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in April, 2006. All nominees have consented to serve if elected.

Nominees(1)

                                                                       Number of
                        Positions Held                                 Portfolios      Other Directorships
                        with                                           in Fund         Held by Trustee
                        Trust and                                      Complex         (The position held is
Name, Address(2)        Length of          Principal Occupation(s)     Overseen        a directorship unless
and Date of Birth       Service(3)         During Past 5 Years         by Trustee      indicated otherwise.)
------------------      ----------         -------------------         ----------      ---------------------

Interested
Trustees(4)

Diana P. Herrmann        Trustee since    Vice Chair and Chief Executive    12      ICI Mutual Insurance Company
New York, NY             1994,            Officer of Aquila Management
(02/25/58)               President        Corporation, Founder of the
                         since 1998,      Aquila Group of Fundssm(5) and
                         and Vice Chair   parent of Aquila Investment
                         of the Board     Management LLC, Manager, since
                         since 2003       2004, President and Chief
                                          Operating Officer since 1997, a
                                          Director since 1984, Secretary since
                                          1986 and previously its Executive
                                          Vice President, Senior Vice President
                                          or Vice President, 1986-1997; Chief
                                          Executive Officer and Vice Chair
                                          since 2004 and President, Chief
                                          Operating Officer and Manager of the
                                          Manager since 2003; Chair, Vice
                                          Chair, President, Executive Vice
                                          President or Senior Vice President of
                                          funds in the Aquila Group of Fundssm
                                          since 1986; Director of the
                                          Distributor since 1997; trustee,
                                          Reserve Money-Market Funds, 1999-2000
                                          and Reserve Private Equity Series,
                                          1998-2000; Governor, Investment
                                          Company Institute and head of its
                                          Small Funds Committee since 2004;
                                          active in charitable and volunteer
                                          organizations.

John W. Mitchell         Trustee since    Principal of M & H Economic       1      None
Portland, OR             1999             Consultants; Economist, Western
(07/13/44)                                Region, for U. S. Bancorp since
                                          1998; Chief Economist, U.S.
                                          Bancorp, Portland, Oregon,
                                          1983-1998; member, Oregon
                                          Governor's Council of Economic
                                          Advisors, 1984-1998; Chairman,
                                          Oregon Governor's Technical
                                          Advisory Committee for Tax
                                          Review in 1998.
Non-interested
Trustees

James A. Gardner         Chair of the     President, Gardner Associates,    1      None
Terrebonne, OR           Board of         an investment and real estate
(07/22/43)               Trustees since   firm, since 1989; Partner,
                         2005 and         Ranch of the Canyons, a real
                         Trustee since    estate firm, since 1991;
                         1986             President Emeritus, Lewis and
                                          Clark College and Law School;
                                          director, Oregon High Desert
                                          Museum since 1989, Vice
                                          Chairman since 2002; active in
                                          civic, business, educational
                                          and church organizations in
                                          Oregon.

Gary C. Cornia           Trustee since    Director, Romney Institute of     4      None
Orem, UT                 2002             Public Management, Marriott
(06/24/48)                                School of Management, Brigham
                                          Young University, 2004 -
                                          present; Professor, Marriott
                                          School of Management, 1980 -
                                          present; Past President, the
                                          National Tax Association;
                                          Fellow, Lincoln Institute of
                                          Land Policy, 2002 - present;
                                          Associate Dean, Marriott School
                                          of Management, Brigham Young
                                          University, 1991-2000; Utah
                                          Governor's Tax Review Committee
                                          since 1993.

Edmund P. Jensen        Trustee since     President and CEO, VISA           1       BMG-Seltec, a software
Portland, OR            2003              International, 1994-1999;                 company; Portland Family of
(04/13/37)                                director: Phoenix Technologies,           Funds, a community
                                          a Tech/BIOS company, 2000-2005;           investment bank.
                                          Corillian Corp., a banking
                                          software company, 2000-2002;
                                          Trintech, a payment software
                                          company, 1999-2002.

Timothy J. Leach         Trustee since    UC Berkeley Haas School of        2       None
Orinda, CA               2005             Business Executive Education,
(08/28/55)                                Lecturer since 2006; Regional
                                          Chief Executive Officer, US
                                          Trust Company, N.A., 2005-2006;
                                          Executive Vice President &
                                          Chief Investment Officer, U.S.
                                          Trust Company, New York, NY,
                                          2004-2005; Executive Vice
                                          President & Chief Investment
                                          Officer, Private Asset
                                          Management Group, Wells Fargo
                                          Bank, San Francisco, CA,
                                          1999-2003; CEO, President and
                                          Chief Investment Officer, ABN
                                          Amro Asset Management (USA),
                                          1998-1999; President & Chief
                                          Investment Officer, Qualivest
                                          Capital Management Inc. and
                                          Senior Vice President & Chief
                                          Investment Officer, Trust &
                                          Investment Group, US Bancorp,
                                          Portland, OR, 1994-1998.

Ralph R. Shaw            Trustee since    President, Shaw Management        1      Schnitzer Steel Industries,
Portland, OR             2000             Company, an investment                   Inc., Telestream, Inc., BMG
(08/23/38)                                counseling firm, 1980 -                  Seltec Corporation, Rentrak
                                          present; General Partner, Shaw           Corporation, United Fund
                                          Venture Partners, 1983 - 2005;           Advisors, One-to-One
                                          Shaw Venture Partners II, 1987           Interactive.
                                          - 2005; and Shaw Venture
                                          Partners III, 1994 - 2005 (US Bancorp,
                                          parent of the Sub-Adviser, was a
                                          limited partner in these three
                                          ventures).

Nancy Wilgenbusch       Trustee since     President, Marylhurst             1      Chair, Oregon Regional
Marylhurst, OR          2002              University since 1984; member,           Advisory Board for
(09/17/47)                                former Chair, Portland Branch            PacifiCorp; West Coast Bank's
                                          of the Federal Reserve Bank of           Board; director, Cascade
                                          San Francisco; active board              Corporation, a leading
                                          member of a number of civic              international manufacturer of
                                          organizations.                           lift truck attachments;
                                                                                   director, Scottish Power.
Other Individuals

Trustees Emeritus(6)

Lacy B. Herrmann        Founder and       Founder and Chairman of the          N/A                   N/A
New York, NY            Chairman          Board, Aquila Management
(05/12/29)              Emeritus since    Corporation, the sponsoring
                        2005; Chairman    organization and parent of the
                        of the Board of   Manager or Administrator and/or
                        Trustees          Adviser or Sub-Adviser to each
                        1985-2004 and     fund of the Aquila Group of
                        Trustee,          Fundssm; Chairman of the
                        1985-2005         Manager or Administrator and/or
                                          Adviser or Sub-Adviser to each since
                                          2004; Founder and Chairman Emeritus of
                                          each fund in the Aquila Group of
                                          Fundssm; previously Chairman and a
                                          Trustee of each fund in the Aquila
                                          Group of Fundssm since its
                                          establishment until 2004 or 2005;
                                          Director of the Distributor since 1981
                                          and formerly Vice President or
                                          Secretary, 1981-1998; Trustee
                                          Emeritus, Brown University and the
                                          Hopkins School; active in university,
                                          school and charitable organizations.

Vernon R. Alden          Trustee          Retired; former director or trusteN/A                  N/A
Boston, MA               Emeritus since   of various Fortune 500 companies,
(04/07/23)               2006             including Colgate-Palmolive and
                                          McGraw Hill; formerly President of
                                          Ohio University and Associate Dean of
                                          the Harvard University Graduate School
                                          of Business Administration; member of
                                          several Japan-related advisory
                                          councils, including Chairman of the
                                          Japan Society of Boston; trustee of
                                          various cultural, educational and
                                          civic organizations.

David B. Frohnmayer      Trustee          President, University of Oregon   N/A                  N/A
Eugene, OR               Emeritus since   since 1994; former Dean of the
(07/09/40)               2003             University of Oregon Law School
                                          and former Attorney General of the
                                          State of Oregon; Trustee, Tax-Free
                                          Trust of Oregon, 1997-2003.

Raymond H. Lung          Trustee          Retired; trustee, Qualivest        N/A                 N/A
Portland, OR             Emeritus since   Group of Funds, 1994-1997;
(12/24/26)               2005             former Executive Vice President
                                          and Executive Trust Officer,
                                          U.S. National Bank of Oregon;
                                          previously active in bank trade
                                          organizations and director of
                                          certain Pacific Northwest
                                          companies; Trustee, Tax-Free
                                          Trust of Oregon, 1992-2005.

Patricia L. Moss         Trustee          President and Chief Executive       N/A                N/A
Bend, OR                 Emeritus since   Officer, Cascade Bancorp and
(07/23/53)               2005             Bank of the Cascades since 1998;
                                          Trustee, Tax-Free Trust of Oregon,
                                          2002-2005; active in community and
                                          educational organizations.

Richard C. Ross          Trustee          Retired; President of Richard       N/A                 N/A
Lake Oswego, OR          Emeritus since   Ross Communications, a
(07/04/21)               2006             consulting firm, since 1986;
                                          Senior communications consultant
                                          to Pihas, Schmidt, Westerdahl,
                                          advertising and public
                                          relations, 1986-1988; Executive
                                          News Director of KATU
                                          Television, 1975-1986; News
                                          Director of KGW-TV, 1956-1975;
                                          President of the Oregon chapter
                                          of the National Multiple
                                          Sclerosis Society, 1984-1986;
                                          Chairman of the Broadcasters
                                          Group of the
                                          Bar-Press-Broadcasters
                                          professional relations
                                          committee, 1964-1984; Former
                                          President of the Rotary Club of
                                          East Portland.
Officers


Charles E.               Executive Vice   Executive Vice President of all     N/A                N/A
Childs, III              President        funds in the Aquila Group of
New York, NY             since 2003       Fundssm and the Manager and the
(04/01/57)                                Manager's parent since 2003;
                                          formerly Senior Vice President,
                                          corporate development, Vice President,
                                          Assistant Vice President and Associate
                                          of the Manager's parent since 1987;
                                          Senior Vice President, Vice President
                                          or Assistant Vice President of the
                                          Aquila Money-Market Funds, 1988-2003.

James M. McCullough      Senior Vice      Senior Vice President or Vice       N/A                N/A
Portland, OR (06/11/45)  President        President of Aquila Rocky
                         since 1999       Mountain Equity Fund and two
                                          Aquila Bond Funds; Senior Vice
                                          President of the Distributor
                                          since 2000; Director of Fixed
                                          Income Institutional Sales, CIBC
                                          Oppenheimer & Co. Inc., Seattle,
                                          WA, 1995-1999.

Jerry G. McGrew          Senior Vice      President of the Distributor       N/A                 N/A
New York, NY (06/18/44)  President        since 1998, Registered Principal
                         since 2002       since 1993, Senior Vice
                                          President, 1997-1998 and Vice
                                          President, 1993-1997; Senior
                                          Vice President, Aquila Three
                                          Peaks High Income Fund, Aquila
                                          Rocky Mountain Equity Fund and
                                          five Aquila Municipal Bond
                                          Funds; Vice President, Churchill
                                          Cash Reserves Trust, 1995-2001.
Sally J. Church          Vice President   Vice President, Tax-Free Trust     N/A                  N/A
Portland, OR             since 2002       of Oregon since 2002 and
(10/17/48)                                1989-1997; retired, 1997-2002;
                                          Vice President of Aquila
                                          Cascadia Equity Fund, 1996-1997.

Christine L. Neimeth     Vice President   Vice President of Aquila Rocky     N/A                  N/A
Portland, OR             since 1998       Mountain Equity Fund and
(02/10/64)                                Tax-Free Trust of Oregon;
                                          Management Information Systems
                                          consultant, Hillcrest Ski and
                                          Sport, 1997; Institutional
                                          Municipal Bond Salesperson,
                                          Pacific Crest Securities, 1996;
                                          active in college alumni and
                                          volunteer organizations.

Robert W. Anderson       Chief            Chief Compliance Officer of the    N/A                  N/A
New York, NY (08/23/40)  Compliance       Trust and each of the other
                         Officer since    funds in the Aquila Group of
                         2004 and         Fundssm, the Manager and the
                         Assistant        Distributor since 2004,
                         Secretary        Compliance Officer of the
                         since 2000       Manager or its predecessor and
                                          current parent 1998-2004;
                                          Assistant Secretary of the
                                          Aquila Group of Fundssm since
                                          2000.

Joseph P. DiMaggio       Chief            Chief Financial Officer of the     N/A                  N/A
New York, NY             Financial        Aquila Group of Fundssm since
(11/06/56)               Officer since    2003 and Treasurer since 2000.
                         2003 and
                         Treasurer
                         since 2000

Edward M. W. Hines       Secretary        Partner, Hollyer Brady Barrett &   N/A                  N/A
New York, NY             since 1985       Hines LLP, legal counsel to the
(12/16/39)                                Trust, since 1989; Secretary of the
                                          Aquila Group of Fundssm.

John M. Herndon          Assistant        Assistant Secretary of the         N/A                  N/A
New York, NY (12/17/39)  Secretary        Aquila Group of Fundssm since
                         since            1995 1995 and Vice President of the
                                          three Aquila Money-Market Funds since
                                          1990; Vice President of the Manager or
                                          its predecessor and current parent
                                          since 1990.

Lori A. Vindigni        Assistant         Assistant Treasurer of the         N/A                  N/A
New York, NY            Treasurer since   Aquila Group of Fundssm since
(11/02/66)              2000              2000; Assistant Vice President
                                          of the Manager or its predecessor and
                                          current parent since 1998; Fund
                                          Accountant for the Aquila Group of
                                          Fundssm, 1995-1998.

(1 ) The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

 (2) The mailing address of each Trustee and officer is c/o Tax-Free Trust of Oregon, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Mr. Mitchell is an interested person as a security holder and an employee of the Sub-Adviser's parent.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Municipal Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds are called the "Aquila Group of Fundssm."

(6) A Trustee Emeritus may attend Board meetings but has no voting power.

                       Securities Holdings of the Trustees
                       -----------------------------------
                                (as of 12/31/06)


                                       Dollar Range of                 Aggregate Dollar Range of Ownership in
Name of                                Ownership in Tax-Free           the Aquila Group of Fundssm
Trustee                                Trust of Oregon(1)              Overseen by Trustee(1)
-------                                ---------------                 -------------------

Interested Trustees

Diana P. Herrmann                                   B                                    E

John W. Mitchell                                    D                                    D

Non-interested Trustees

James A. Gardner                                    C                                    C

Gary C. Cornia                                      D                                    E

Edmund P. Jensen                                    C                                    C

Timothy J. Leach                                    B                                    B

Ralph R. Shaw                                       C                                    C

Nancy Wilgenbusch                                   C                                    C


(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000


     None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.

     The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended September 30, 2006, the Trust paid a total of $233,394 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

         The Trust is one of the twelve funds in the Aquila Group of Fundssm, which consist of three money-market funds, seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Trust or from other funds in the Aquila Group of Fundssm during the Trust's fiscal year. None of such nominees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila Group of Fundssm.


                                           Compensation
                                           from all               Number of
                                           funds in the           boards on
                      Compensation         Aquila                 which the
                      From the             Group of               Trustee now
Name                  Trust                Fundssm                serves

James A.
Gardner               $39,000              $39,000                1

Gary C.
Cornia                $23,000              $75,375                4

Edmund P.
Jensen                $21,500              $21,500                1

Timothy J.
Leach                 $22,500              $41,875                2

John W.
Mitchell              $23,000              $23,000                1

Ralph R.
Shaw                  $31,000              $31,000                1

Nancy
Wilgenbusch           $23,000              $23,000                1

     Class A Shares may be purchased without a sales charge by certain of the Trust's Trustees and officers.

     The Trust's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquila Group of Fundssm. As of January 31, 2007, these funds had aggregate assets of approximately $4.7 billion, of which approximately $2.3 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through two trusts and by his wife. During the fiscal year ended September 30, 2006, the Trust paid $1,742,346 in management fees.

     During the fiscal year ended September 30, 2006, $540,787 was paid under
Part I of the Trust's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $26,203 was retained by the Distributor. With respect to Class C Shares, during the same period $280,484 was paid under Part II of the Plan and $93,495 was paid under the Shareholder Services Plan. Of these total payments of $373,979, the Distributor received $82,253. All of such payments were for compensation.

     The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Fundssm, including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family, and the balance by employees of Aquila Investment Management LLC.

Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940. The members of the Audit Committee are Gary C. Cornia, James A. Gardner, Edmund P. Jensen, Timothy J. Leach, Ralph R. Shaw and Nancy Wilgenbusch. The Committee (i) selects the Trust's independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held four meetings during the Trust's last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee.

     During the Trust's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings.

     The Trust's policy is that all Trustees who can do so attend the Annual Meeting.

     The Trust has a Nominating Committee, consisting of all of the Independent Trustees. The Nominating Committee held one meeting during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, New York, NY 10017. The charter of the Nominating Committee is available on the Trust's website at www.aquilafunds.com.

     Since the beginning of the Trust's most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Manager, Sub-Adviser or the parents or subsidiaries of either.

                                  Vote Required

         To be elected, each nominee must receive the affirmative votes of a majority of the shares present.

                            Ratification or Rejection
                                 of Selection of
                  Independent Registered Public Accounting Firm
                                (Proposal No. 2)

         Tait, Weller & Baker LLP ("TWB"), which is currently serving as the Trust's independent registered public accounting firm, has been selected by the Trust's Audit Committee and ratified by the Board of Trustees, including a majority of the non-"interested" Trustees, as the Trust's independent registered public accounting firm for the fiscal year ending September 30, 2007. Such selection is submitted to the shareholders for ratification or rejection.

         The following table represents fees for professional audit services rendered by TWB for the audit of the Trust's annual financial statements, and fees billed for other services rendered by TWB, for the fiscal years ended September 30, 2005 and 2006.


                                          2005          2006

     Audit Fees                         $18,000       $18,000

     Audit related fees                       0             0
                                        -------        ------

        Audit and audit related fees    $18,000        18,000


     Tax fees (1)                         3,000         3,000

     All other fees                           0             0
                                         ------        ------

         Total                          $21,000       $21,000
                                         ======        ======

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

         TWB did not perform any services during the last fiscal year for the Trust's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Trust.

         All audit and non-audit services performed by TWB on behalf of the Trust or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Trust are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

         The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB's representation that it is independent in recommending re-appointment of it for the fiscal year ending September 30, 2007.

         TWB has no direct or indirect financial interest in the Trust, the Manager or the Sub-Adviser. It is expected that representatives of TWB will not be present at the meeting but will be available should any matter arise requiring their presence.

                                  Vote Required

         Approval requires the affirmative votes of a majority of the shares present.

                              Shareholder Proposals

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date of this Proxy Statement. Accordingly, a shareholder proposal intended to be presented at the Trust's 2008 annual meeting must be received by the Trust by November 12, 2007 in order to be included in the Trust's proxy material relating to that meeting. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

     The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

     A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4 (c)(1) under the Securities Exchange Act of 1934 must submit written notice of the proposal to the Trust by January 25, 2008.

                                 Other Business

     The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

                                IMPORTANT NOTICE
                             PLEASE READ IMMEDIATELY


                            Tax-Free Trust of Oregon

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          to be held on April 23, 2007

                                 PROXY STATEMENT

                            TAX-FREE TRUST OF OREGON
                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

INTERNET VOTING
www.proxyvote.com/aquila

To vote your shares by the Internet, contact the Trust at www.proxyvote.com/aquila. Follow the simple instructions at the website, using this proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

VOTE BY MAIL

You can vote your shares by completing and returning this proxy card. Please mark this proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

TELEPHONE VOTING
1-877-587-0761

To vote your shares by telephone, call toll free 1-877-587-0761. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.



TO VOTE: MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


TAX-FREE TRUST OF OREGON

1. Election of Trustees
   Nominees:
   (01) Gary C. Cornia
   (02) James A. Gardner
   (03) Diana P. Herrmann*
   (04) Edmund P. Jensen
   (05) Timothy J. Leach
   (06) John W. Mitchell*
   (07) Ralph R. Shaw
   (08) Nancy Wilgenbusch

   * Interested Trustees

              For All       Withhold All     For All Except
                --               --              --
               [--]             [--]            [--]






INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line below.

--------------------


[sentences below bolded in printed form]

Management recommends a vote FOR all nominees listed above and FOR the proposal listed below. The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.


2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Proposal No. 2 in Proxy Statement)

  For   Against  Abstain
   --      --      --
  [--]    [--]    [--]

As to any other matter said proxies shall vote in accordance with their best judgment.




For address changes and/or comments, please check this box and write them on
the back where indicated.                             _
                                                     [_]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

-----------------------------------------   ----
Signature(s) (PLEASE SIGN WITHIN THE BOX) Date

                                                    Yes    No
                                                     --    --
I plan to attend the annual meeting in Portland.    [__]  [__]

                                                     --    --
I plan to attend the outreach meeting in Medford.   [__]  [__]



                             Aquila Group of Fundssm
                            TAX-FREE TRUST OF OREGON


                 Proxy for Shareholder Meeting - April 23, 2007
               Proxy Solicited on Behalf of the Board of Trustees

     The shareholder(s) of Tax-Free Trust Of Oregon (the "Trust") whose signature(s)appear(s) on the reverse does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Monday, April 23, 2007 at the World Forestry Center, 4033 SW Canyon Road, Portland, Oregon, at 2:00 p.m. Pacific Daylight Time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed on the reverse.

Please read the proxy statement prior to voting.

Annual Meeting Attendance - You are encouraged to attend the Annual Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

Address Changes/Comments: -------------------------------
---------------------------------------------------------

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

                  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND
                           DATED ON THE REVERSE SIDE.